UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2022

BUTTERFLY NETWORK, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39292	84-4618156
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Old Whitfield Street Guilford, Connecticut	06437
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 689-5650

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BFLY	The New York Stock Exchange
Warrants to purchase one share of Class A common stock, each at an exercise price of $11.50 per share	BFLY WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Butterfly Network, Inc. (the “Company”) has determined that an administrative error occurred in connection with its filing of the following reports (the “Reports”) with the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”):

•	The Company’s Annual Report on Form 10-K for its fiscal year ended December 31, 2021;

•	The Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2021, June 30, 2021 and September 30, 2021; and

•	The Company’s Current Reports on Form 8-K filed between May 13, 2021 and February 28, 2022 (a total of eleven Current Reports).

The Company notes that all of the Reports were reviewed and approved by the appropriate executive officers and directors of the Company, as applicable, prior to their filing with the SEC. However, for each of the Reports, the Company did not obtain manual or electronic signatures (“authenticating signatures”) of the officers and directors whose conformed signatures were set forth in the Reports, before or at the time of filing, as required by Rule 12b-11 and Rule 302(b) of Regulation S-T under the Exchange Act (the “Signature Authentication Rules”). The Company has subsequently obtained all of the authenticating signatures.

The Company intends promptly to consult with the staff of the SEC’s Division of Corporation Finance (the “Staff”) regarding its administrative error and expects that it will be necessary to refile the Reports, or otherwise amend the Reports (any of such filings, collectively, “Revised Reports”), to address the fact that the Company did not timely obtain the authenticating signatures. The Company expects that there will be no substantive changes in any Revised Reports other than disclosures arising from its failure to fully comply with the Signature Authentication Rules. The Company notes in particular that there will be no change to the Company’s financial results reported in any of Revised Reports.

Pending the Company’s consultation with the Staff and its filing of Revised Reports with the SEC, the Company notes the following consequences of its failure to fully comply with the Signature Authentication Rules:

•	Rule 144 for Public Resales. Until certain Revised Reports are filed, the Company will not meet the current public information requirements of Rule 144 under the Securities Act of 1933, as amended, to enable sales pursuant to the resale exemptions provided by Rule 144. Therefore, sales under Rule 144 should not be made until such Revised Reports are filed. The Company currently expects to file the Revised Reports within five business days from the date of this Current Report and intends to update the information in this Current Report on Form 8-K regarding the availability of Rule 144 when such filings have been made.

•	Resale Registration Statement. The Company filed, and on March 10, 2022, the SEC declared effective, a post-effective amendment to the Company’s Registration Statement on Form S-1 (File No. 333-254836) (the “Registration Statement”) covering the resale of (i) the shares of the Company’s Class A common stock purchased in a private placement on February 12, 2021 (the “Private Placement”), (ii) shares held by current and former affiliates (and certain of their transferees) of the Company and its subsidiaries and (iii) shares of the Company's Class A common stock underlying the Company's public warrants. The Company’s eligibility to use the Registration Statement in its current form must be determined in consultation with the Staff, and therefore sales should not be made pursuant to the Registration Statement until further notice.

2

The Company notes that only (i) stockholders who purchased shares in the Private Placement, (ii) current and former affiliates (and certain of their transferees) of the Company and its subsidiaries, and (iii) holders of the Company’s outstanding public warrants for which the issuance of shares of Class A common stock underlying the public warrants is registered on the Registration Statement, are affected by the current unavailability of the Registration Statement and Rule 144. Any other stockholders who acquired shares of Class A common stock from Longview Acquisition Corp. in its initial public offering or at any time before or at the time of the Company’s business combination with Longview Acquisition Corp. or thereafter will not need to use the Registration Statement or Rule 144 in order to sell their shares.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUTTERFLY NETWORK, INC.

By:	/s/ Todd M. Fruchterman, M.D., Ph.D.
Name:	Todd M. Fruchterman, M.D., Ph.D.
Title:	President and Chief Executive Officer

Date: March 21, 2022

4